                        MORTON INDUSTRIAL GROUP, INC.
                      FIRST AMENDMENT TO CREDIT AGREEMENT


Harris Trust and Savings Bank                    LaSalle National Bank
Chicago, Illinois                                Chicago, Illinois

Branch Banking & Trust Co.                       National City Bank
Raleigh, North Carolina                          Cleveland, Ohio

Firstar Bank Milwaukee, N.A.
Milwaukee, Wisconsin

Ladies and Gentlemen:

     Reference is hereby made to that certain Credit Agreement dated as of May 29, 1998 (the "CREDIT AGREEMENT"), as amended and currently in effect by and among, Morton Industrial Group, Inc., a Georgia corporation (the "BORROWER"), and you (the "LENDERS"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

     The Borrower hereby applies to the Lenders to decrease the amount of the Revolving Credit Commitments, to amend certain of the financial covenants contained therein, and to make certain other amendments to the Credit Agreement, and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.

1.   DECREASE OF REVOLVING CREDIT COMMITMENT AMOUNTS.

     Upon the effective date of this Amendment, the amount of each Lender's Revolving Credit Commitment set forth opposite its name on its signature page to the Credit Agreement shall be amended and as so amended shall be restated as follows:


                                            AMOUNT OF REVOLVING
LENDER                                       CREDIT COMMITMENT
Harris Trust and Savings Bank                  $8,750,000
                                                (41.666666%)

Firstar Bank Milwaukee, N.A.                   $2,916,666.69
                                                (13.888889%)

National City Bank                             $2,333,333.31
                                                (11.111111%)


Branch Banking & Trust                         $3,500,000
                                                (16.666667%)

LaSalle National Bank                          $3,500,000
                                               (16.666667%)


2.   AMENDMENTS.

Upon the effective date of this Amendment, the Credit Agreement shall be and hereby is amended as follows:

     2.01. Section 8.6 of the Credit Agreement is hereby amended in its entirety and as so amended shall be restated to read as follows:

            SECTION 8.6. INTEREST COVERAGE RATIO. The Borrower will, as of the last day of each fiscal quarter of the Borrower ending during any of the periods specified below, maintain an Interest Coverage Ratio of not less than:


                                                       INTEREST COVERAGE RATIO
FROM AND INCLUDING            TO AND INCLUDING         SHALL NOT BE LESS THAN

January 1, 1999               March 31, 1999               1.05 to 1.0
April 1, 1999                 June 30, 1999                1.00 to 1.0
July 1, 1999                  September 30, 1999           1.05 to 1.0
October 1, 1999               December 31, 1999            1.55 to 1.0
January 1, 2000               at all times thereafter      2.00 to 1.0


     2.02. Section 8.7 of the Credit Agreement is hereby amended in its entirety and as so amended shall be restated to read as follows:

            SECTION 8.7. CASH FLOW LEVERAGE RATIO. The Borrower shall not, at any time during each of the periods specified below, permit the Cash Flow Leverage Ratio to be greater than:


                                                     CASH FLOW LEVERAGE RATIO
FROM AND INCLUDING           TO AND INCLUDING        SHALL NOT BE GREATER THAN

January 1, 1999               March 31, 1999            5.25 to 1.0
April 1, 1999                 June 30, 1999             5.50 to 1.0
July 1, 1999                  September 30, 1999        5.00 to 1.0
October 1, 1999               December 31,1999          4.25 to 1.0
January 1, 2000              at all times thereafter    3.50 to 1.0


     2.03. Section 8.9 of the Credit Agreement is hereby amended in its entirety and as so amended shall be restated to read as follows:

            SECTION 8.9. FIXED CHARGE COVERAGE RATIO. The Borrower will not, as the last day of each fiscal quarter of the Borrower ending during any of the periods specified below (commencing with the fiscal quarter of the Borrower ending on or about June 30, 1999), permit the Fixed Charge Coverage Ratio to be less than:


FROM AND INCLUDING            TO AND INCLUDING            FIXED CHARGE COVERAGE
                                                        RATIO SHALL NOT BE LESS
                                                               THAN:
April 1, 1999                 June 30, 1999                 1.15 to 1.0
July 1, 1999                  September 30, 1999            1.20 to 1.0
October 1, 1999              at all times thereafter        1.40 to 1.0


     2.04. Section 8.10 of the Credit Agreement shall be amended by striking the amount "$12,000,000" appearing in the fourth line thereof and substituting therefor the amount "$7,000,000".

     2.05. The definition of "Applicable Margin" appearing in Section 5.1 of the Credit Agreement is hereby amended in its entirety and as so amended shall be restated to read as follows:

     "Applicable Margin" means, with respect to Loans, Reimbursement Obligations, and the commitment fees payable under Section 2.1 hereof, from and including January 1, 1999 through the first Pricing Date the rate per annum specified below:


Applicable Margin for Domestic Rate Loans under
the Revolving Credit and Swing Line Commitment
and Term A Loan and Reimbursement Obligations:              1.00%

Applicable Margin for LIBOR Loans under the
Revolving Credit and Term A Loan and letter
of credit fee:                                              3.25%

Applicable Margin for commitment fee:                       0.50%

Applicable Margin for Domestic Rate Loans
under Term B Loan:                                          1.50%

Applicable Margin for LIBOR Loans under
Term B Loan:                                                3.75%


; PROVIDED, HOWEVER, that (i) the Applicable Margin for Domestic Rate Loans and LIBOR Loans in each case under the Term B Loan shall in both cases increase by 0.75%, respectively, on each of June 30, 1999, September 30, 1999 and December 31, 1999 and (ii) the Applicable Margin for Revolving Credit Loans, Swingline Loans, the Term A Loan, Reimbursement Obligations and the commitment fee shall be subject to further quarterly adjustments on the first Pricing Date and each Pricing Date thereafter and shall mean from and including each such Pricing Date to the next Pricing Date, a rate per annum determined in accordance with the following schedule:


Cash Flow Leverage         Applicable Margin for   Applicable Margin for   Applicable Margin for
Ratio for Such Pricing     Base Rate Loans shall   LIBOR Loans Shall Be:   Commitment Fee Shall
Date                       be:                                             Be:
Less than 2.00 to 1.0             0%                   2.25%                   0.25%




Greater than or equal to            0.25%          2.50%             0.375%
2.00 to 1.0, but less than
2.50 to 1.00.

Greater than or equal to            0.50%          2.75%             0.375%
2.50 to 1.0, but less than
3.0 to 1.0

Greater than or equal to            0.75%          3.00%             0.50%
3.0 to 1.0, but less than
3.5 to 1.0

Greater than or equal to            1.00%          3.25%             0.50%
3.5 to 1.0



For purposes hereof, the term "PRICING DATE" means, for any fiscal quarter of the Borrower ending on or after December 31, 1999, the first date on which the Agent is in receipt of the Borrower's most recent financial statements (meaning, in the case of any fiscal quarter coinciding with the Borrower's fiscal yearend, the related, audit report) for the fiscal quarter then ended, pursuant to Section 8.5 hereof. The Applicable Margin on each Pricing Date shall be established based on the Cash Flow Leverage Ratio as of the close of the then most recently completed fiscal quarter of the Borrower and the Applicable Margin established on a Pricing Date shall remain in effect until the next Pricing Date. If the Borrower has not delivered its financial statements by the date such financial statements (and, in the case of the year-end financial statements, audit report) are required to be delivered under Section 8.5 hereof, until such financial statements are delivered, the Applicable Margin shall be the highest Applicable Margin (I.E., the Cash Flow Leverage Ratio shall be deemed to be greater than 3.5 to 1.0). If the Borrower subsequently delivers such financial statements before the next Pricing Date, the Applicable Margin established by such late delivered financial statements shall take effect from the date of delivery until such next Pricing Date. In all other circumstances, the Applicable Margin established by such financial statements shall be in effect from the Pricing Date that occurs immediately after the end of the fiscal quarter covered by such financial statements until the next Pricing Date. Each determination of the Applicable Margin made by the Agent in accordance with the foregoing shall be conclusive and binding on the Borrower and the Lenders if reasonably determined.

     2.06.  The definition of "FIXED CHARGE COVERAGE RATIO" appearing in
Section 5.1 of the Credit Agreement is hereby amended in its entirety and as so amended shall be restated to read as follows:

    "FIXED CHARGE COVERAGE RATIO" means, as of any date the same is to be determined, the ratio of (i) EBITDA for the four (4) consecutive fiscal quarters of the Borrower ending on, or (if none so and) most recently completed prior to such date to (ii) the sum (during the same four (4) fiscal quarters) of (a) Interest Expense and (b) Cash Maturities.

     2.07. Section 8.5(a) of the Credit Agreement is hereby amended in its entirety and as so amended shall be restated to read as follows:

          (a) (i) as soon as available, and in any event within 45 days after the close of each monthly fiscal period of the Borrower which is also the end of a fiscal quarter of the Borrower and within 30 days after the close of each other monthly fiscal period of the Borrower, a copy of the balance sheet and statements of income of the Borrower and its Subsidiaries for such period, and (ii) as soon as available, and in any event within 45 days after the close of each monthly fiscal period of the Borrower which is also the end of a fiscal quarter of the Borrower, a copy of the statements of retained earnings and cash flows of the Borrower and its Subsidiaries for such period, all prepared on a consolidated basis and in reasonable detail showing in comparative form the figures for the corresponding date and period in the previous fiscal year, prepared by the Borrower in accordance with GAAP (subject to normal year-end audit adjustments and the absence of notes) and certified to by the chief financial officer of the Borrower;

     2.08. Section 8.5 of the Credit Agreement shall be amended by striking the second to last paragraph thereof and substituting therefor the following:

          Each of the financial statements furnished to the Lenders pursuant to clauses (a) and (b) of this Section corresponding to the end of a fiscal quarter or fiscal year of the Borrower shall be accompanied by a written certificate in the form attached hereto as Exhibit E signed by the chief financial officer of the Borrower to the effect that to the best of the chief financial officer's knowledge and belief no Default or Event of Default is continuing as of the close of the period covered by such statements or, if any such Default or Event of Default is continuing as of the close of such period, setting forth a description of such Default or Event of Default and specifying the action, if any, taken by the Borrower to remedy the same. Such certificate shall also set forth the calculations supporting such statements in respect of Sections 8.6, 8.7, 8.8, 8.9 and 8.10 of this Agreement.

3.   WAIVERS.

     The Borrower has informed the Lenders that it is not in compliance with
Section 8.6 and Section 8.7 of the Credit Agreement for the Borrower's fiscal quarter ended December 31, 1998. The Borrower has also informed the Lenders that it is not in compliance with Section 8.8 of the Credit Agreement for the Borrower's fiscal quarters ended December 31, 1998 and March 31, 1999. In accordance with the request of the Borrowers, the Lenders hereby waive compliance with such Sections 8.6, 8.7 and 8.8 at all times during the fiscal quarter of the Borrower ended December 31, 1998 and also waive compliance with such Section 8.8 at all times during the fiscal quarter of the Borrower ended March 31, 1999. The Borrower hereby acknowledges and agrees that non-compliance after such periods constitutes an Event of Default under the Credit Agreement. Accordingly, at all times after December 31, 1998 with respect to Sections 8.6 and 8.7 and March 31, 1999 with respect to
Section 8.8, the Borrower shall be in full compliance with such Sections and all other terms, conditions and provisions of the

Credit Agreement and the Loan Documents.

4.  AMENDMENT FEE.

    In order to induce the Lenders to execute this Amendment, the Borrower has agreed to pay an amendment fee to each Lender which executes this Amendment. Such fee to be payable (i) to each of Harris Trust and Savings Bank, Firstar Bank Milwaukee, N.A., Branch Banking & Trust Co. and LaSalle National Bank in the amount equal to 0.25% of the aggregate amount of such Lender's Commitments (as amended hereby) if such Lender executes and delivers this Amendment and (ii) to National City Bank in the amount equal to 0.125% of the aggregate amount of such Lender's Commitments (as amended hereby) if such Lender so executes and delivers this Amendment. The amendment fee payable to each Lender specified herein shall be deemed fully earned and non-refundable upon such Lender's execution of this Amendment and shall be due and payable immediately upon with such Lender's execution of this Amendment, whether or not this Amendment takes effect.

5.  CONDITIONS PRECEDENT.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

     5.01. The Borrower, each of the Guarantors, the Agent and the Required Lenders shall have executed and delivered this Amendment.

     5.02. The Borrower shall have made such prepayments on the Revolving Credit Loans so as to assure the aggregate unpaid principal balance of Revolving Credit Loans does not exceed the Revolving Credit Commitments after giving effect to this Amendment.

     5.03. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing as of the date this Amendment would otherwise take effect.

     5.04. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Lenders and their counsel.

     5.05 The Agent shall have received for the account of the Lenders the amendment fee required to be paid by the Borrower under Section 4 of this Amendment.

Upon satisfaction of such conditions precedent, this Amendment shall be and become effective, and its "effective date" shall be March 26, 1999.

6.     REPRESENTATIONS.

In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Lenders that as of the date hereof, the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that for purposes of this paragraph the representations contained in Section 6.4 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Lenders) and the Borrower is in full compliance with all of the terms and conditions of the Credit Agreement after giving effect to this Amendment and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

7.     MISCELLANEOUS.

     7.01. The Borrower and each Guarantor acknowledges and agrees that all of the Loan Documents to which it is a party remain in full force and effect for the benefit and security of, among other things, the Obligations as modified hereby. The Borrower and each Guarantor further acknowledges and agrees that all references in such Loan Documents to the Obligations shall be deemed a reference to the Obligations as so modified. The Borrower and each Guarantor further agrees to execute and deliver any and all instruments or documents as may be required by the Agent or Required Lenders to confirm any of the foregoing.

     7.02. Except as specifically amended herein or waived hereby, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

     7.03. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.
 This Amendment shall be governed by the internal laws of the State of Illinois.

     7.04. The Borrower agrees to pay all reasonable out-of-pocket costs and expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the reasonable fees and expenses of counsel for the Agent with respect to the foregoing.

Dated as of ______________, 1999.

                                     Morton Industrial Group, Inc.

                                     By
                                        ---------------------------------
                                         Name:
                                         Title:


                                     Morton Metalcraft Co.

                                     By
                                        ---------------------------------
                                         Name:
                                         Title:


                                     Morton Metalcraft Co. of North Carolina

                                     By
                                        ---------------------------------
                                         Name:
                                         Title:


                                     Morton Metalcraft Co. of South Carolina

                                     By
                                        ---------------------------------
                                         Name:
                                         Title:


                                     Carroll George, Inc.

                                     By
                                        ---------------------------------
                                         Name:
                                         Title:


                                     B&W Metal Fabricators, Inc.

                                     By
                                        ---------------------------------
                                         Name:
                                         Title:

     Accepted and agreed to in Chicago, Illinois as of the date and year last above written.


                                     Harris Trust And Savings Bank

                                     By
                                        ---------------------------------
                                         Name:
                                         Title:


                                     Branch Banking & Trust Co.

                                     By
                                        ---------------------------------
                                         Name:
                                         Title:


                                     Firstar Bank Milwaukee, N.A.

                                     By
                                        ---------------------------------
                                         Name:
                                         Title:


                                     LaSalle National Bank

                                     By
                                        ---------------------------------
                                         Name:
                                         Title:


                                     National City Bank

                                     By
                                        ---------------------------------
                                         Name:
                                         Title: